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                                                                    Exhibit 10.7

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------

     THIS PURCHASE AND SALE AGREEMENT is made as of the 9th day of August, 1996, by and between JONES GLOBAL GROUP, INC., a Colorado corporation ("Seller") and JONES INTERNATIONAL NETWORKS, LTD., a Colorado corporation ("Buyer").

                                    RECITALS
                                    --------

     A. Seller owns one hundred percent (100%) of the issued and outstanding stock of Jones Galactic Radio, Inc. ("Galactic"), a company engaged in audio programming for cable television systems and radio programming for radio stations.

     B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, one hundred percent (100%) of the issued and outstanding stock of Galactic (the "Galactic Stock") upon the terms and conditions set forth in this Agreement.

                                   AGREEMENT
                                   ---------

     In consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Purchase and Sale.  Subject to the terms and conditions set forth in
         -----------------
this Agreement, Seller shall sell, convey, assign, transfer and deliver to Buyer,
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and Buyer shall purchase from Seller, on the Closing Date (as defined in
Paragraph 7 hereof), one hundred percent (100%) of all issued and outstanding stock of Galactic currently held by Seller, which shall be one hundred percent (100%) of all issued and outstanding stock of Galactic. The Galactic Stock shall be transferred free and clear of any and all security interests, liens, pledges, charges and encumbrances.

     2.  Purchase Price.  The total purchase price for the Galactic Stock shall
         --------------
be $17,200,000.00 (the "Purchase Price"). The Purchase Price shall be payable to Seller at Closing as follows: (a) $1,200,000.00 in the form of a wire transfer of immediately available funds in accordance with written wire transfer instructions delivered by Seller to Buyer; and (b) $16,000,000.00 in the form of a promissory note (the "Promissory Note") to be delivered by Buyer to Seller at Closing, as hereinafter defined, in substantially the form of Exhibit 1 attached hereto.

     3.  Seller's Representations.  Seller hereby represents and warrants to
         ------------------------
Buyer that:

         (a) Seller is a corporation duly organized and validly existing under the laws of the State of Colorado. Seller has all requisite corporate power and authority to own and operate its properties and to carry on its business as now and where being conducted.

         (b) All necessary consents and approvals have been obtained by Seller for the execution and delivery of this Agreement except for the approval

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of the transaction by the Board of Directors of Seller. The execution and delivery of this Agreement by Seller has been duly and validly authorized and approved by all necessary action of Seller except as noted above. This Agreement is a valid and binding obligation of Seller, enforceable against it in accordance with its terms.

         (c) Subject to the receipt of any required consents, Seller is the owner of the Galactic Stock and has full legal power, right and authority to sell and convey to Buyer legal and beneficial title to the Galactic Stock, and Seller's sale to Buyer shall transfer good and marketable title thereto, free and clear of all security interests, liens, pledges, charges and encumbrances of every kind. The Galactic Stock is not subject to, or bound or affected by, any proxies, voting agreements or other restrictions on the incidents of ownership thereof.

         (d) The authorized capital stock of Galactic consists solely of 50,000,000 shares of Class A Common Stock, $.01 par value per share, and 100,000 shares of Class B Common Stock, $.01 par value per share (collectively, the "Shares"). As of the date hereof, 62,963 shares of Class A Common stock of Galactic are issued and outstanding, and are held of record by Seller, and 62,963 shares of Galactic of Class B Common Stock are issued and outstanding, and are held of record by Seller. The Shares have been duly authorized and are validly issued and outstanding, fully paid and nonassessable. There are no authorized or outstanding subscriptions, options, convertible securities, warrants, calls or other rights of any kind issued or granted by, or

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binding upon, Seller or Galactic to purchase or otherwise acquire any security of, or equity interest in, Galactic.

         (e) The execution, delivery and performance of this Agreement by Seller will not violate any provision of law and will not, with or without the giving of notice or the passage of time, conflict with or result in any breach of any of the terms or conditions of, or constitute a default under, any mortgage, agreement or other instrument to which Seller is a party or by which Seller is bound. The execution, delivery and performance of this Agreement by Seller will not result in the creation of any security interest, lien, pledge, charge or encumbrance upon the Galactic Stock.

     4.  Conditions Precedent to Buyer's Obligations.  The obligations of Buyer
         -------------------------------------------
under this Agreement with respect to the purchase and sale of the Galactic Stock shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         (a) All of the representations and warranties by Seller contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date. Seller shall have complied with and performed all of the agreements, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

         (b) Seller shall have delivered to Buyer such instruments, consents and approvals of third parties as are necessary to transfer the Galactic

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Stock to Buyer pursuant to this Agreement, which consents and approvals shall not have resulted in any material change in the business of Galactic and its subsidiaries.

         (c) There shall have been no material adverse change in the business, financial condition or operations of Galactic and its subsidiaries since
May 31, 1996.

         (d) At Closing, Galactic will have no outstanding debt, other than trade payables, customer deposits and other miscellaneous accrued liabilities, in an aggregate amount approved prior to Closing by Buyer. All intercompany debt of Galactic shall have been paid in full or otherwise discharged.

         (e) All requisite approvals of the Board of Directors of Seller and Buyer shall have been obtained.

     5.  Conditions Precedent to Seller's Obligations.  The obligations of
         --------------------------------------------
Seller under this Agreement with respect to the purchase and sale of the Galactic Stock shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         (a) Buyer shall have delivered the Purchase Price to Seller in accordance with Paragraph 2 hereof.

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         (b)  Buyer shall have delivered to Seller a Security Agreement, executed by Jones Satellite Networks, Inc., and any related documents referred to therein, in substantially the form of Exhibit 2 attached hereto.
                                         ---------

         (c) All requisite approvals of the Board of Directors of Seller and Buyer shall have been obtained.

     6.  Indemnification.
         ---------------

         (a)  Indemnification by Seller.  From and after Closing, Seller shall
              -------------------------
indemnify and hold harmless Buyer, its affiliates, their respective officers and directors, employees, agents and representatives and any person claiming by or through any of them, from and against any and all claims, losses, liabilities, damages, penalties, costs and expenses, including reasonable attorneys' fees, arising out of or resulting from:

              (i) any representations and warranties of Seller in this Agreement not being true and accurate when made or when required by this Agreement; or

              (ii) any failure by Seller to perform any of its covenants, agreements or obligations in this Agreement.

         (b)  Indemnification by Buyer.  From and after Closing, Buyer shall
              ------------------------
indemnify and hold harmless Seller, its affiliates, officers and directors, agents and representatives and any person claiming by or through any of them, as the case may be, from and against any and all claims, losses, liabilities,

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damages, penalties, costs and expenses, including reasonable attorneys' fees, arising out of or resulting from:

              (i) any representations and warranties of Buyer in this agreement not being true and accurate when made or when required by this Agreement; or

              (ii) any failure by Buyer to perform any of its covenants, agreements or obligations in this Agreement; or

              (iii) all liabilities and obligations of Galactic relating to, or arising out of its activities during periods subsequent to Closing.

     7.  Closing.  The closing hereunder (the "Closing") shall be held in the
         -------
offices of Seller, 9697 East Mineral Avenue, Englewood, Colorado 80112 on August 15, 1996, or such other date as may be designated by Buyer (the "Closing Date"); provided that in no event shall the Closing Date be later than the date which is 60 days from the date of this Agreement. At the Closing, all cash, checks, share certificates, bills of sale, assignments and assumptions, notes, security instruments and other instruments and documents referred to or contemplated by this Agreement shall be exchanged by the parties hereto.

     8.  Brokerage.  Seller represents and warrants to Buyer that Seller will be
         ---------
solely responsible for, and pay in full, any and all brokerage or finder's fees or agent's commissions or other like payment owing in connection with Seller's use of any broker, finder or agent in connection with this Agreement or the transactions contemplated hereby. Buyer represents and warrants to Seller that Buyer will be solely responsible for, and pay in full, any and all brokerage or

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finder's fees or agent's commissions or other like payment owing in connection with Buyer's use of any broker, finder or agent in connection with this Agreement or the transactions contemplated hereby. Each party hereto shall indemnify and hold the other party hereto harmless against and in respect of any breach by it of the provisions of this Paragraph 8.

     9.  Miscellaneous.
         -------------

         (a) Buyer shall have the right, upon notice to Seller, to assign prior to the Closing Date, in whole or in part, its rights and obligations hereunder to any affiliate of Buyer, including, without limitation, to any subsidiary of Buyer or other entity controlled by, controlling or under common control with Buyer, or, subject to Seller's consent, to any other entity.

         (b) From time to time after the Closing Date, Seller shall, if requested by Buyer, make, execute and deliver to Buyer such additional assignments, bills of sale, deeds and other instruments of transfer, as may be necessary or proper to transfer to Buyer all of Seller's right, title and interest in and to the Galactic Stock covered by this Agreement. Such efforts and assistance shall be without cost to Buyer.

         (c) This Agreement embodies the entire understanding and agreement among the parties concerning the subject matter hereof and supersedes any and all prior negotiations, understandings or agreements in regard thereto. This Agreement shall be interpreted, governed and construed in

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accordance with the laws of the State of Colorado. This Agreement may not be modified or amended except by an agreement in writing executed by both Buyer and Seller.

         (d) Any sales, use, transfer or documentary taxes imposed in connection with the sale and delivery of the Galactic Stock and the rights acquired by Buyer under this Agreement shall be paid by Buyer.

         (e) All exhibits attached hereto shall be deemed incorporated into this Agreement by reference as if fully set forth herein.

     IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.


                                       SELLER

                                       JONES GLOBAL GROUP, INC.,
                                       a Colorado corporation

                                       By:  /s/ Jay B. Lewis
                                          --------------------------------------
                                          Jay B. Lewis
                                          Vice President/Finance and Treasurer

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                                       BUYER

                                       JONES INTERNATIONAL NETWORKS, LTD.,
                                       a Colorado corporation

                                       By:  /s/ Gregory J. Liptak
                                          --------------------------------------
                                          Gregory J. Liptak
                                          Assistant Vice President


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